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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) OCTOBER 18, 1999

                           OPHTHALMIC IMAGING SYSTEMS
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               (Exact Name of Registrant as Specified in Charter)

     CALIFORNIA                         1-11140                  94-3035367
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

221 LATHROP WAY, SUITE I, SACRAMENTO, CA                           95815
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (916) 646-2020


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                                       N/A
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         (Former Name and Former Address, if Changed Since Last Report.)



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ITEM 5. OTHER EVENTS.

        This Report is filed by Ophthalmic Imaging Systems, a California corporation (the "Company" or "Registrant"), pursuant to Item 5 to Form 8-K, to report (a) the filing of a certificate of determination with the California Secretary of State on October 18, 1999, establishing the rights and privileges of Registrant's convertible Series B Preferred Stock ("Series B Stock"); (b) the further amendment of Registrant's Rights Agreement; (c) a Series B Preferred Stock Purchase Agreement, dated October 21, 1999, by and between Registrant and Premier Laser Systems, Inc., a California corporation ("Premier"), allowing Premier to purchase shares of Series B Stock; (d) an agreement, dated October 21, 1999, by and among the Registrant, Premier and three of Registrant's outside directors, and the resulting issuance of 150 shares of Series B Stock to Premier on October 21, 1999; and (e) an agreement and Plan of Reorganization By and Among Premier Laser Systems, Inc., Ophthalmic Acquisition Corporation and Ophthalmic Imaging System, dated October 21, 1999 (the "Merger Agreement"). Each event is described more fully below.

        (a) CERTIFICATE OF DETERMINATION.

        On October 18, 1999, the Company filed a certificate of determination with the California Secretary of State to designate 2,000 shares of the Company's preferred stock as Series B Stock. A copy of the Certificate of Determination of Preferences of Series B Preferred Stock of Ophthalmic Imaging Systems (the "Certificate") has been filed as Exhibit 3.1 hereto.

        The Company's Series B Stock has dividend and liquidation preferences over the Company's Series A Preferred Stock and common stock, including a liquidation preference of $25.00 per share, upon any liquidation, dissolution or winding up of the Company. The Certificate expressly provides that a merger, consolidation, sale of all or substantially all of the Company's assets, or a transaction or series of transactions resulting in a disposal of more than 50% of the Company's voting power shall not be deemed a liquidation.

        Each share of Series B Stock is currently entitled to one thousand (1,000) votes, and will vote together with common stock, except as may be otherwise required by law. However, if Premier sells any of its shares of the Company's common stock, then each share of Series B Stock will only be entitled to one (1) vote per share.

        In addition, the Series B Stock is convertible upon demand of the holder into common stock, initially at a one-for-one ratio, with certain anti-dilution protections against stock-splits and similar events. The Series B Stock is automatically converted into common stock upon the sale or transfer by Premier of one or more shares of Series B Stock.

        Finally, the Series B Stock is redeemable at any time after or from time to time after October 14, 2001.

        As long as any shares of Series B Stock remain outstanding, the Company may not adversely alter or change the rights, preferences or privileges of the Series B Stock or increase



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the authorized number of authorized shares of Series B Stock without the affirmative vote of the holders of a majority of the then-outstanding shares of Series B Stock.

        (b) AMENDMENTS TO RIGHTS AGREEMENT.

        By unanimous written consent, Registrant's Board of Directors approved two amendments to the Rights Agreement dated December 31, 1997 (the "Rights Agreement"), as previously amended, by and between Registrant and American Securities Transfer, Inc., as transfer agent, to allow (i) the purchase of Series B Stock by Premier; and (ii) the merger with Premier, described below.

        (c) SERIES B STOCK PURCHASE AGREEMENT.

        As of August 31, 1999, the Company owed Premier approximately $1,600,000, subject to a potential reduction by a $500,000 "Termination Fee," which the Company asserts is owed to it in connection with the termination of the Stock Purchase Agreement between Premier and Company, dated February 25, 1998. A more detailed description of the Termination Fee is set forth in Item 6 of the Company's 10-KSB for year ended August 31, 1998, which was filed on December 15, 1998 and is incorporated herein by reference.

        As of October 21, 1999, the Company's employees, directors, consultants and other related persons held options issued under the Company's non-qualified stock option plans as well as under individual option grant agreements with the Company to purchase approximately 1,495,000 shares of Company's common stock ("Outstanding Options"). Of those nearly 1,140,000 options were vested and immediately exercisable at exercise prices ranging from $0.63 to $4.50 per share.

        On October 21, 1999, Premier and the Company entered into a Series B Preferred Stock Purchase Agreement, pursuant to which Premier will purchase 50 shares of Series B Stock, in exchange for the cancellation of debt then held by Premier in the amount of $25.00 per share of Series B Stock, whenever one or more persons (other than three of the Company's outside directors) exercise Outstanding Options to purchase, in the aggregate, 50,000 shares of Company common stock.

        As a result, Premier will retain a majority of the voting power of Registrant's outstanding securities even if all of the Outstanding Options are exercised.

        (d) AGREEMENT.

        On October 21, 1999, the Company, Premier and three of the Company's outside directors entered into a stock purchase agreement pursuant to which those exercising directors, each having exercised options to purchase 50,000 shares of common stock at an exercise price of $0.375 per share, each received 50,000 shares of restricted common stock.

        The stock purchased by the exercising directors is subject to repurchase by the Company until the earlier of May 9, 2000 and the closing date of the Company's proposed merger with




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Premier, as defined by the Merger Agreement. Also, under the terms of this agreement, Premier purchased 150 shares of Series B Stock in exchange for the cancellation of debt then held by Premier in the amount of $25.00 per share of Series B Stock. This 150 shares of Series B Stock is also restricted and subject to repurchase by the Company if the Company repurchases any of the restricted common stock purchased by the exercising directors.

        (e) PREMIER MERGER AGREEMENT.

        On October 21, 1999, the Company and Premier entered into an agreement and plan of merger, whereby, upon requisite shareholder approval, Registrant will become a wholly-owned subsidiary of Premier, with each share of Registrant's common stock, other than any dissenting shares and any stock then owned by Premier, converting into 0.80 shares of Premier Class A common stock.

        Company shareholders will have dissenters' rights available to them pursuant to California law. As part of the transaction, Premier will prepare and file an S-4 registration statement.

        Finally, in order to permit the acquisition by Premier and all other actions contemplated by the Merger Agreement, the Board of Directors of the Company, after considering the terms of the Merger Agreement and an opinion rendered by the Company's independent financial advisors as to the fairness of Premier's offer to the shareholders of the Company, amended the Company's Rights Agreement (see above).

        A copy of the Merger Agreement was filed as Exhibit 2.1 hereto. The foregoing summary of the Merger Agreement and the terms of the acquisition transaction are qualified in their entirety by reference to Exhibit 2.1 hereto.

ITEM 7. EXHIBITS.

EXHIBIT NO. DESCRIPTION OF EXHIBIT
----------- ----------------------
2.1         Agreement and Plan of Reorganization By and Among Premier Laser
            Systems, Inc., Ophthalmic Acquisition Corporation and Ophthalmic
            Imaging Systems, dated as of October 21, 1999

3.1         Certificate of Determination of Preferences of Series B Preferred
            Stock of Ophthalmic Imaging Systems, filed October 18, 1999

4.1         Second Amendment to Rights Agreement, effective as of October 20,
            1998, between Ophthalmic Imaging Systems and American Securities
            Transfer, Inc.

4.2         Series B Preferred Stock Purchase Agreement, dated as of October 21,
            1999, by and between the Company and Premier

4.3 Agreement, dated October 21, 1999, by and among the Company, Premier and three outside directors of the Company



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OPHTHALMIC IMAGING SYSTEMS

Date 11/22/99                           By /s/ STEVEN R. VERDOONER
                                          --------------------------------------
                                          Steven R. Verdooner,
                                          Chief Executive Officer and President



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                                 EXHIBIT INDEX

EXHIBIT NO. DESCRIPTION OF EXHIBIT
----------- ----------------------
2.1         Agreement and Plan of Reorganization By and Among Premier Laser
            Systems, Inc., Ophthalmic Acquisition Corporation and Ophthalmic
            Imaging Systems, dated as of October 21, 1999

3.1         Certificate of Determination of Preferences of Series B Preferred
            Stock of Ophthalmic Imaging Systems, filed October 18, 1999

4.1         Second Amendment to Rights Agreement, effective as of October 20,
            1998, between Ophthalmic Imaging Systems and American Securities
            Transfer, Inc.

4.2         Series B Preferred Stock Purchase Agreement, dated as of October 21,
            1999, by and between the Company and Premier

4.3 Agreement, dated October 21, 1999, by and among the Company, Premier and three outside directors of the Company